UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 31, 2024
Solventum Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-41968	92-2008841
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3M Center, Building 275-6W
2510 Conway Avenue East
Maplewood, MN 55144

(Address of Principal Executive Offices, including Zip code)
(651) 733-1110

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SOLV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Separation-Related Agreements
On March 31, 2024, Solventum Corporation (“Solventum”) entered into several agreements with 3M Company (“3M”) in connection with the spin-off of 3M’s health care business (the “Separation”) through the pro rata distribution of 80.1% of the issued and outstanding shares of common stock, par value $0.01 per share, of Solventum to 3M’s stockholders of record as of the close of business on March 18, 2024 (the “Distribution”). The Distribution was effective at 3:30 a.m., Eastern Time, on April 1, 2024 (the “Effective Time”). As a result of the Distribution, Solventum is now an independent public company and its common stock is listed under the symbol “SOLV” on the New York Stock Exchange.
The agreements between Solventum and 3M govern the relationship of the parties following the Separation and the Distribution, and include the following:
•a Separation and Distribution Agreement;
•a Transition Services Agreement;
•a Tax Matters Agreement;
•an Employee Matters Agreement;
•a Transition Distribution Services Agreement;
•a Transition Contract Manufacturing Agreement;
•a Stockholder’s and Registration Rights Agreement;
•an Intellectual Property Cross License Agreement;
•a 3M Trademark Use Agreement;
•a Transitional Trademark Cross License Agreement;
•a Master Supply Agreement; and
•a Reverse Master Supply Agreement.
A summary of the material terms of the agreements set forth above can be found in the section entitled “Certain Relationships and Related Party Transactions—Agreements with 3M” in Solventum’s Information Statement, dated March 13, 2024 (the “Information Statement”), which was included as Exhibit 99.1 to Solventum’s Current Report on 8-K filed with the Securities and Exchange Commission on March 13, 2024. This summary of the Separation and Distribution Agreement; Transition Services Agreement; Tax Matters Agreement; Employee Matters Agreement; Transition Distribution Services Agreement; Transition Contract Manufacturing Agreement; Stockholder’s and Registration Rights Agreement; Intellectual Property Cross License Agreement; 3M Trademark Use Agreement; Transitional Trademark Cross License Agreement; Master Supply Agreement; and Reverse Master Supply Agreement set forth therein is incorporated by reference into this Item 1.01.

The foregoing summary of the separation-related agreements is qualified in its entirety by reference to the full texts of the Separation and Distribution Agreement; Transition Services Agreement; Tax Matters Agreement;     Employee Matters Agreement; Transition Distribution Services Agreement; Transition Contract Manufacturing Agreement; Stockholder’s and Registration Rights Agreement; Intellectual Property Cross License Agreement; 3M Trademark Use Agreement; Transitional Trademark Cross License Agreement; Master Supply Agreement; and Reverse Master Supply Agreement, which are included with this report as Exhibits 2.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10,9, 10.10, and 10.11, respectively, and each of which is incorporated herein by reference.

Item 3.03    Material Modifications to Rights of Security Holders
The information set forth under Item 5.03 below is incorporated into this Item 3.03 by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Appointment of Officers
In connection with the Distribution, as of the Effective Time, all of the executive officers of Solventum were removed and the following individuals became executive officers of Solventum, with the titles set forth in the table below:

Bryan Hanson	Chief Executive Officer
Wayde McMillan	Chief Financial Officer
Marcela Kirberger	Chief Legal Affairs Officer, Corporate Secretary
Mary Wilcox	Senior Vice President, Controller and Chief Accounting Officer
Chris Barry	Executive Vice President and Group President, Medical Solutions
Amy Landucci	Chief Information and Digital Officer
Paul Harrington	Chief Supply Chain Officer
Tammy Gomez	Chief Human Resources Officer
Biographical information for Bryan Hanson, Wayde McMillan and Marcela Kirberger can be found in the Information Statement under the section entitled “Management.” This section is incorporated by reference into this Item 5.02. The biographical information for each other executive officer is set forth below.
Mary Wilcox, 60, is the Senior Vice President, Controller and Chief Accounting Officer of Solventum. She joined 3M’s healthcare business in December 2023. Prior to joining Solventum, Ms. Wilcox was Vice President, Chief Accounting Officer at Medtronic PLC (“Medtronic”), a healthcare technology company, where she worked for over 30 years in various roles of increasing responsibility. She also served as Assistant Controller of Medtronic from 2006 to 2010, and held various other finance roles of increasing responsibility since 1989. Prior joining Medtronic, Ms. Wilcox served in the audit practice at KPMG.
Chris Barry, 51, is the Executive Vice President and Group President of Solventum’s MedSurg business segment. He joined 3M’s healthcare business in January 2024. Mr. Barry has over 25 years of experience in medical devices and technology and currently serves as a member of the LivaNova, PLC, a medical device company, Board of Directors. Prior to joining Solventum, he was Chief Executive Officer and a member of the Board of Directors of Nuvasive Inc., a medical device company. Prior to that role, he served as Senior Vice President and President of Surgical Innovations at Medtronic, its second largest business unit. Before the acquisition of Covidien by Medtronic, Mr. Barry was President of Advanced Surgical Technologies of Covidien, where he led global strategy, product portfolio, and U.S. commercial teams for the global business unit. He also spent more than 15 years in commercial and executive leadership roles of increasing responsibility at Covidien.
Amy Landucci, 49, is the Chief Information and Digital Officer of Solventum. She joined 3M’s healthcare business in January 2024. Prior to joining Solventum, Ms. Landucci was Chief Digital and Technology Officer at Haleon plc, a consumer healthcare company, where she led the technical carve-out from GSK plc (“GSK”), a pharmaceutical and biotechnology company, to form a standalone consumer healthcare company. Prior to GSK, she spent a decade at Novartis AG, a pharmaceutical company, in a variety of roles. Ms. Landucci worked for eight years in consulting with Accenture at the beginning of her career. Ms. Landucci has served on the Board of Directors for Healthy Women, an independent, non-profit health information source for women in the United States.

Paul Harrington, 55, is the Chief Supply Officer of Solventum. He joined 3M’s healthcare business in November 2023. Mr. Harrington has extensive global manufacturing, operations and medical technology experience. He spent 10 years at Medtronic, where he was most recently Senior Vice President, Global Operations Innovation, and was responsible for shaping, transforming and innovating across the global operations and supply chain function. He also previously served as Vice President Global Operations for the Restorative Therapies Group and Neuromodulation business unit of Medtronic. Prior to joining Medtronic, he was Vice President of Global Manufacturing at Covidien.
Tammy Gomez, 52, is the Chief Human Resources Officer of Solventum. She joined 3M’s healthcare business in December 2023. She has more than two decades of human resources experience in the healthcare and health services industry. Before joining Solventum, Ms. Gomez was Executive Vice President and Chief Human Resource Officer at Owens & Minor, a healthcare logistics company. She also spent more than 20 years at Cardinal Health, a healthcare services company, in various roles of increasing responsibility, including most recently leading its Global HR Center of Excellence & HR Services team. She began her career in finance and worked with Prudential and General Motors.
There are no family relationships among any of our newly appointed executive officers and there are no arrangements or understandings between any such executive officers or any other person and Solventum or any of its subsidiaries pursuant to which any such executive officer was appointed as an officer of the Company. None of our newly appointed executive officers has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
The executive officers will be entitled to participate in the compensation arrangements described in the Information Statement under the section entitled “Compensation Arrangements to be Adopted in Connection with the Separation”, which such section is incorporated by reference into this Item 5.02.
Reconstitution of Board of Directors
As previously disclosed in the Information Statement, in connection with the completion of the Distribution, as of April 1, 2024, the Board of Directors of Solventum (the “Board”) was expanded and reconstituted to a total of 11 directors: Carlos Albán, Carrie S. Cox, Susan D. DeVore, Glenn A. Eisenberg, Bryan Hanson, Dr. Bernard A. Harris Jr., Karen J. May, Elizabeth A. Mily, John H. Weiland, Amy A. Wendell and Darryl L. Wilson. All of the directors of Solventum as of the effective time of the Registration Statement on Form 10 relating to the Distribution which included the Information Statement (Teresa K. Crockett, Rodolfo Espinosa-Casaubon, Michael J. Ottesen and Theresa E. Reinseth) resigned from the Board effective at or prior to the Effective Time of the Distribution.
    Elizabeth A. Mily, John H. Weiland, Amy A. Wendell, and Glenn A. Eisenberg will serve as Class I directors with a term expiring at Solventum’s annual meeting of stockholders in 2025. Carlos Albán, Dr. Bernard A. Harris Jr. and Susan D. DeVore will serve as Class II directors with a term expiring at Solventum’s annual meeting of stockholders in 2026. Carrie S. Cox, Bryan Hanson, Karen J. May and Darryl L. Wilson will serve as Class III directors with a term expiring at Solventum’s annual meeting of stockholders in 2027.
Biographical information for each of the directors can be found in the Information Statement under the section entitled “Directors—Board of Directors Following the Distribution,” which section is incorporated by reference into this Item 5.02.
As of immediately prior to the Effective Time:
•the Audit Committee consists of Glenn A. Eisenberg (Chair), Darryl L. Wilson and Elizabeth A. Mily;
•the Governance Committee consists of Susan D. DeVore (Chair), Bernard Harris, Carlos Albán and Amy A. Wendell;
•the Talent Committee consists of Karen J. May (Chair), Carlos Albán, Carrie S. Cox and Darryl L. Wilson; and

•the Science, Technology and Quality Committee consists of John H. Weiland (Chair), Carrie S. Cox, Amy A. Wendell, Elizabeth A. Mily and Dr. Bernard A. Harris Jr.; and
•Carrie S. Cox was appointed Chairman of the Board.
Each of the non-executive directors will receive compensation for service in such role, which amounts will be determined by the Board on a future date. Pursuant to arrangements in connection with her agreement to become Chairman of the Board, Ms. Cox will receive a grant of fully vested deferred stock units on or about May 1, 2024, covering a number of shares of Solventum common stock determined by dividing $400,000 by the closing trading price for a share of Solventum common stock on the grant date.
Adoption of Compensation Plans
In connection with the Separation and the Distribution, Solventum adopted the following compensation plans, in which its executive officers are or may become eligible to participate:
•Solventum Corporation 2024 Long-Term Incentive Plan
•Solventum Annual Incentive Plan
•Solventum Executive Severance Plan
•Solventum VIP Excess Plan
Summaries of material features of the 2024 Long-Term Incentive Plan and the Executive Severance Plan can be found in the section of the Information Statement entitled “Compensation Arrangements to be Adopted in Connection with the Separation,” which summaries are incorporated herein by reference. A summary of certain material features of the VIP Excess Plan can be found in Solventum’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on April 1, 2024, which summary is incorporated herein by reference.
Annual Incentive Plan
Each executive officer who participates in the Annual Incentive Plan will be eligible for an annual incentive payment to the extent of the achievement of company, business unit and individual performance goals established by the Talent Committee of the Board. The performance period under the plan will be the calendar year, unless otherwise designated by the Talent Committee of the Board. Each annual incentive paid under the plan will be in the form of cash, unless otherwise approved by the Talent Committee of the Board.
The foregoing descriptions of the plans set forth under this Item 5.02 are not complete and are subject to, and qualified in their entirety by reference to, the full text of the plans, which are attached hereto as Exhibits 10.12, 10.13, 10.14 and 10.15, and are incorporated herein by reference.
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective as of 3:30 a.m. Eastern Time on March 31, 2024, Solventum amended and restated its Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) and, immediately thereafter, amended and restated its Bylaws (the “Amended and Restated Bylaws”). A description of the material provisions of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws can be found in the Information Statement under the section entitled “Description of Solventum Capital Stock,” which description is incorporated by reference into this Item 5.03.
The description set forth under this Item 5.03 is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively.
Item 5.05    Amendments to the Registrants Code of Ethics, or Waiver of a Provision of the Code of Ethics
In connection with the Distribution, the Board adopted Corporate Governance Guidelines and a Board of Directors Code of Business Conduct and Ethics, effective as of the Effective Time. A copy of Solventum’s

Corporate Governance Guidelines and the Board of Directors Code of Business Conduct and Ethics is available on Solventum’s website at www.solventum.com. The information on Solventum’s website does not constitute part of this Current Report on Form 8-K and is not incorporated by reference herein.
Item 8.01    Other Events
On April 1, 2024, Solventum issued a press release announcing the completion of the Distribution and the start of Solventum’s operations as an independent public company. A copy of the press release is attached hereto as Exhibit 99.2.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1	Separation and Distribution Agreement, dated as of March 31, 2024, by and between Solventum Corporation and 3M Company*
3.1	Amended and Restated Certificate of Incorporation of Solventum Corporation
3.2	Amended and Restated Bylaws of Solventum Corporation
10.1	Transition Services Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.2	Tax Matters Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.3	Employee Matters Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.4	Transition Distribution Services Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*+
10.5	Transition Contract Manufacturing Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation (3M Company as contract manufacturer)*
10.6	Stockholder’s and Registration’s Rights Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.7	Intellectual Property Cross License Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.8	3M Trademark Use Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*+
10.9	Transitional Trademark Cross License Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*+
10.10	Master Supply Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation
10.11	Reverse Master Supply Agreement, dated as of March 31, 2024, by and between 3M Company and Solventum Corporation*
10.12	Solventum Corporation 2024 Long-Term Incentive Plan, as amended (incorporated by reference to Exhibit 10.1 of Solventum Corporation’s Registration Statement on Form S-8, filed April 1, 2024)
10.13	Solventum Annual Incentive Plan
10.14	Solventum Executive Severance Plan
10.15	Solventum VIP Excess Plan (incorporated by reference to Exhibit 4.3 of Solventum Corporation’s Registration Statement on Form S-8, filed April 1, 2024)

99.1	Information Statement of Solventum Corporation, dated March 13, 2024 (incorporated herein by reference to Exhibit 99.1 to Solventum Corporation’s Current Report on Form 8-K, filed March 13, 2024)
99.2	Press release of Solventum Corporation, dated April 1, 2024
______________
+Certain confidential information contained in this document, marked by [***], has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
*Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the Securities and Exchange Commission (the “SEC”) upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2024	SOLVENTUM CORPORATION

	By:	/s/ Marcela Kirberger
Marcela Kirberger
Chief Legal Affairs Officer, Corporate Secretary